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                           SECTION 906 CERTIFICATIONS

     In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                    By:   /s/ Jeffrey J. Gaboury
                                          --------------------------------
                                          Jeffrey J. Gaboury
                                          Vice President, Treasurer and Chief
                                          Financial Officer

                                    Date: September 2, 2005

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